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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      __________________________________

                               December 3, 1999
                               -----------------
                                Date of Report


                         DOLLAR FINANCIAL GROUP, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

       New York                        333-18221               13-2997911

(State or Other Jurisdiction           (Commission            (IRS Employer
    of Incorporation)                  File Number)       Identification Number)


       1436 Lancaster Avenue, Suite 210, Berwyn, Pennsylvania 19312-1288
           (Address of principal executive offices)           (zip code)


                                (610) 296-3400
                                --------------
              Registrant's telephone number, including area code
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Item 1.     Not Applicable
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Item 2.     On November 18, 1999, National Money Mart Company, a subsidiary of
            Dollar Financial Group, Inc., entered into a Purchase Agreement for the sale and purchase of shares with John Gillespie, Robert Gillespie and others, to acquire all of the outstanding shares of CRU Cheques R Us, Inc. and Courtenay Money Mart Ltd., which operate six stores in British Columbia, Canada. The aggregate purchase price for this acquisition was $1.1 million and was funded through excess internal cash.


Items 3-8.  Not Applicable
            --------------
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                                   SIGNATURE

     Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 3, 1999.

                              DOLLAR FINANCIAL GROUP, INC.
                              a New York corporation



                              By:      /s/ Richard S. Dorfman
                                       -------------------------------
                              Name:    Richard S. Dorfman
                              Title:   Executive Vice President and
                                       Chief Financial Officer